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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                November 29, 1999
                                 Date of Report
                        (Date of Earliest Event Reported)


                              CAPROCK CORPORATION.
             (Exact name of Registrant as Specified in its Charter)

                               1504 R Street, N.W.
                             Washington, D.C. 20009
                    (Address of Principal Executive Offices)

                                 (202) 387-5400
                         (Registrant's Telephone Number)

                                 Not Applicable
                        (Former name and former address)


Delaware                             0-26415                 52-2175532
(State or other jurisdiction )       (Commission File        (IRS Employer
of incorporation)                    File Number)            Identification No.)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.


         (a) Pursuant to a Stock Purchase Agreement dated as of November 26, 1999 (Stock Purchase Agreement") by and between International Internet, Inc., a Delaware corporation ("IINN") and TPG Capital Corporation, a Delaware corporation.("TPG"), IINN acquired from TPG on November 26, 1999 5,000,000 common shares of Caprock Corporation (Registrant) in exchange for 500,000 newly issued shares of IINN. The IINN shares delivered were issued from its authorized but unissued capital stock reserve. The 5,000,000 common shares of registrant purchased by IINN represent 100% of the issued and outstanding shares of registrant on a fully diluted basis.

         Prior to the execution of the Stock Purchase Agreement, control of the Registrant was held by TPG who owned 100% of the issued and outstanding shares.




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ITEM 7.   EXHIBITS.

2.1 Stock Purchase Agreement Dated November 26, 1999 between International Internet, Inc. and TPG Capital Corporation.







                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                             CAPROCK CORPORATION


                                             By/s/  Gary Schultheis, President
                                             ---------------------------------


Date: December 2, 1999